Exhibit 10.3
                           REGULATION S

                    SUBSCRIPTION AGREEMENT AND
               CONFIDENTIAL PURCHASER QUESTIONNAIRE

     For iMedia International, Inc. (a Delaware corporation)

I, the Subscriber, hereby offer to purchase the number of units (the "Units") set forth in Section 8, each Unit to consist of two (2) shares of Common Stock (the "Shares") and a three-year warrant (the "Warrant") to purchase two shares of iMedia International, Inc., a Delaware corporation (the "Company") at $1.00 per share offered pursuant to the Confidential Offering Memorandum, dated as of August 8, 2004 (the "Memorandum"). The Shares, the Warrant and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are collectively referred to herein as "Securities".

Representations, Covenants and Warranties of the Company.

The Company hereby represents, covenants and warrants as follows:

The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

The issuance and sale of the Securities by the Company have been duly authorized by all necessary corporate action and, upon issuance and delivery of the Securities pursuant to the terms hereof, the Securities will be validly issued, fully paid and non-assessable.

The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and (ii) equitable principles limiting the right to obtain specific performance or similar equitable relief.

The Company shall comply with the registration requirements set forth on Appendix I attached hereto.

Acceptance of Subscription.

It is understood and agreed that this Subscription is made subject to the following terms and conditions:

The Company shall have the right to accept or reject this Subscription, in whole or in part, for any reason, including without limitation the inability of Subscriber to meet any standards and criteria imposed by or set forth in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or for no reason. If this Subscription is rejected, the funds will be returned to Subscriber. The Subscriber will not receive interest for the time the funds are held by the Company. If the Subscription is accepted, the Company will keep this Agreement and shall deliver to Subscriber (i) one copy of this Agreement, executed by the Company, (ii) a stock certificate representing the number of Shares purchased by Subscriber and (iii) a Warrant reflecting the number of Warrant Shares.

If this Subscription is accepted in part and rejected in part, the Company will so notify Subscriber and Subscriber agrees to deliver promptly to the Company a new Subscription for the appropriate number of Units, at which time the excess funds previously tendered to the Company will be returned to Subscriber.

Representations, Covenants and Warranties of the Subscriber.

I represent, covenant and warrant as follows:

I understand that the Securities have not been registered under the Securities Act, in reliance on the private offering exemption provided by Rule 902 of Regulation S, or qualified with any other state, federal or foreign securities commission or other regulatory authority.

I am willing and able to bear the economic risk of an investment in the Securities in an amount equal to the amount I have subscribed to purchase, have adequate means of providing for current needs and personal contingencies, have no need for liquidity in the investment, and am able to bear the economic risk of an investment in the Company of the size contemplated. In making this statement, I have considered whether I could afford to hold the Securities for an indefinite period and whether, at this time, I could afford a complete loss of my investment in the Securities.

Any purchase of the Securities will be solely for my own account and not for the account of any other person, and not with a view to distribution or resale unless the Securities are registered therefore under applicable law, or an exemption from such registration requirements is available.

I represent to the Company that I have been afforded the opportunity to ask questions of, and receive answers from management about the business and affairs of the Company and concerning the terms and conditions of the offering of the Securities, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to me in connection with the offering of the Securities. I acknowledge that the Company has furnished to me all information that I considered necessary to form a decision concerning the purchase of the Securities and no valid request to the Company by me for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof. I have read and understand the Company's Memorandum. THE UNDERSIGNED REPRESENTS THAT THE UNDERSIGNED IS A SOPHISTICATED INVESTOR WHO, ACTING ALONE OR WITH A PROFESSIONAL ADVISOR WHO IS UNAFFILIATED WITH AND WHO IS NOT COMPENSATED BY THE COMPANY, DIRECTLY OR INDIRECTLY, IS FAMILIAR WITH THE RISKS INHERENT IN SPECULATIVE INVESTMENTS SUCH AS THE ONE UNDERTAKEN HEREBY, AND HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS, THAT THE UNDERSIGNED IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE INVESTMENT IN THE SHARES.

I represent to you that (i) the information contained herein is complete and accurate and may be relied upon by you and (ii) I will notify you immediately of any material change in any of such information occurring prior to the closing date, if any, with respect to the purchase of the Securities by me. I further understand that the Company may request additional information as it deems necessary, in its sole discretion, to determine my suitability.

The execution and delivery of this Agreement have been duly authorized by me and this Agreement has been duly executed and delivered by me, and is the valid and binding agreement of me, enforceable against me in accordance with its terms, subject to (A) bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and (B) equitable principles limiting the right to obtain specific performance or similar equitable relief.

I hereby confirm that I have been informed that the Securities may not be resold or transferred unless the Securities are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, I hereby acknowledge that I am prepared to hold the Securities for an indefinite period.

I hereby confirm that I am not a U.S. Person, as such term is defined under Regulation S and have completed the Certificate of Non-U.S. Person attached hereto a Appendix A. The Certificate of Non-U.S. Person is incorporated herein by reference in its entirety and made a part of this Agreement as if fully set forth herein. I acknowledge and understand that, in addition to all other representations set forth in herein, the Company's reliance on the exemptions described in this Section 4 of this Agreement is predicated on the representations, warranties and certification set forth in the Certificate of Non-U.S. Person.

I further certify that:

Securities purchased under this Agreement are being offered and sold outside the United States to an entity or person located outside the United States, which is not a U.S. Person and which is not purchasing for the benefit or the account of a U.S. Person. Whenever used in this Agreement, the terms "United States" and "U.S. Person" shall have the meanings given to them under Rule 902(k) and Rule 902(l) of Regulation S under the Securities Act, a recitation of which is set forth in the Certificate of Non-U.S. Person attached hereto.

Neither any offer nor the sale of the Securities to the undersigned under this Agreement was accomplished by means of advertising in any publication or by means of "directed selling efforts" in the United States, as such term is defined under Rule 902(c) of Regulation S under the Securities Act. A recitation of Rule 902(c) is set forth in the Certificate of Non-U.S. Person.

Neither the offer nor the sale of the Securities was consummated in the United States.

With respect to the offer and sale of the Securities under this Agreement and at all times contemplated herein, the undersigned was and continues to remain located outside the United States.

Except as permitted under Regulation S, none of the Securities nor any portion or component thereof (and none of the shares of common stock issued upon exercise of the warrants included in the Securities) may be sold, transferred or assigned, or offered for sale, transfer or assignment to a U.S. Person or for the account or benefit of a U.S. Person.

Except as permitted under Regulation S, none of the Securities nor any portion or component thereof (and none of the shares of common stock issued upon exercise of the warrants included in the Securities) may be sold, transferred or assigned, or offered for sale, transfer or assignment, in the United States or in any transaction consummated in the United States (in whole or in part).

Transfer of the Securities. I hereby agree that I shall make no transfer of the Securities unless and until:
I shall have notified the Company of the proposed transfer and provided a written summary of the terms and conditions of the proposed transfer;

I shall have complied with all requirements of this Agreement, and any other agreement between myself and the Company applicable to the transfer of the Securities;

I shall have provided the Company with written assurances, in form and substance satisfactory to the legal counsel of the Company, that (i) the proposed transfer does not require registration of the Securities under the Securities Act and any applicable state laws and (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act and any applicable state laws or of any exemption from registration available under the Securities Act and any applicable state laws has been taken.

Further, without limiting the acknowledgments set above, I certify that none of the Securities nor any portion or component thereof (and none of the shares of common stock issued upon exercise of the warrants included in the Securities) have been sold, transferred or assigned, or offered for sale, transfer or assignment, before the expiration of the one year restricted period unless each of the following conditions has been satisfied: (1) each prospective subsequent purchaser thereof certifies that such purchaser is not a U.S. Person and is not acquiring such securities for the account or benefit of any U.S. Person; (2) each such prospective subsequent purchaser agrees to resell such securities in accordance with Regulation S, pursuant to a registration under the Securities Act or pursuant to an available exemption from registration (other than Regulation S); and (3) each certificate evidencing such securities to be transferred contains a legend to the effect that transfer of such securities is prohibited except in accordance with Regulation S.

The Company shall not be required (i) to transfer on its books any Securities that have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Securities, or otherwise to accord voting or dividend rights to, any transferee to whom the Securities have been transferred in contravention of this Agreement.

In order to reflect the restrictions on transfer of the Securities, the stock certificates for the Shares and the Warrant Shares will be endorsed with the following legend:

    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF NEW DRAGON ASIA (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON CONVERSION, EXCHANGE OR REDEMPTION THEREOF OR OTHERWISE), (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, (3) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

I agree to be bound by the provisions of Appendix I as they pertain to me as an "Investor."

Withdrawal of Offering.

The Company reserves the right to withdraw this offering for any reason, or for no reason. Once a Subscription has been made, it may not be revoked by Subscriber. If the offering is withdrawn, Subscriber will receive a check in the amount of the consideration previously tendered by Subscriber to the Company and will have no further liability to the Company other than to return to the Company any documents furnished to Subscriber by or on behalf of the Company in connection with the offering, and the Company will not have any further liability to Subscriber.

Miscellaneous.

Indemnification.

     The Subscriber agrees to indemnify and hold harmless the Company and each person, if any, who controls or is controlled by the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber, in this Subscription Agreement or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction or (b) any action for securities law violations instituted by the Subscriber which is finally resolved by judgment against the Subscriber.

Arbitration.
    (i) Except as provided in subsection (ii) below, in the event of any dispute, claim or controversy among the parties arising out of or in any way relating to this Subscription Agreement, whether in contract, tort, equity or otherwise, and whether relating to the meaning, interpretation, effect, validity, performance or enforcement thereof, including any controversy as to the arbitrability thereof, such dispute, claim or controversy shall be resolved by and through a mandatory, final and binding arbitration proceeding to be conducted before three (3) arbitrators in Los Angeles, California, under the auspices and pursuant to the commercial arbitration rules then in effect of the American Arbitration Association. Such arbitrators shall be selected from a panel of not less than ten (10) arbitrators chosen by all parties, each of whom shall be a retired judge or attorney specializing in corporate law who is independent of any party to such proceeding. Both the foregoing agreement of the parties to arbitrate and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. Any party may initiate the arbitration of any dispute, claim or controversy by delivering written notice to the other parties demanding binding arbitration.

     (ii) The parties hereto agree that any action to compel arbitration pursuant to this Agreement shall be brought exclusively in any appropriate court in the County of Los Angeles, California and in connection with such action to compel, the laws of the State of California shall control. Application may also be made to such court for confirmation of any decision or award of the arbitrators, for an order of the enforcement and for any other remedies which may be necessary to effectuate such decision or award. The parties hereto consent to the jurisdiction of the arbitrators and of such court and waive any objection to the jurisdiction of such arbitrators and court.

Entire Agreement.

     This Subscription Agreement and the documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

Binding Obligation.

     This Subscription Agreement shall bind and inure to the benefit of each of the parties hereto and their respective successors and assigns.

Counterparts.

     This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Governing Law.

     This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

Severability.

     In case any provision of this Subscription Agreement shall be held invalid, illegal or unenforceable, the legality, validity and enforceability of any such provisions in every other respect and the remaining provisions hereof shall not in any way be affected or impaired thereby.

Further Assurances.

     Each party hereto hereby covenants and agrees to execute such further documents or instruments and to take such further actions as may be necessary or expedient in connection with the consummation of the matters contemplated by this Subscription Agreement.











                            Subscriber Registration
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 7.1                                                                           Purchaser's Information
-------------------------------------------------------------------------------------------------------
 Purchaser's First Name,  M.I., Last Name     | Social Security Number   | Date of Birth  (mm/dd/yy)
                                              |                          |
                                              |                          |
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 Mailing Address (If PO Box, please indicate  |                          |               |
 home address below)                          | City                     | State         | Postal Code
                                              |                          |               |
                                              |                          |               |
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 Residence Address                            | City                     | State         | Postal Code
                                              |                          |               |
                                              |                          |               |
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 E-mail Address   | Home Phone                | Business Phone           | Country of Residence
                  |                           |                          |
                  |                           |                          |
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 Marital Status:  |                     |                    |                     |
 (check one)      |  [ ] Single         |  [ ] Married       |  [ ]  Separated     |  [ ] Divorced
                  |                     |                    |                     |
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 Citizenship:  (state country)                |  Exact Name Shares to be registered as:
                                              |
                                              |
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 7.2   Financial Information and Investor Status - please check all of the appropriate boxes
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                 |  Accredited  Status
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  A.             |  I certify that I am an "accredited investor" because: I had an individual income
                 |  of more than US$200,000 in each of the two most recent calendar years, and I
                 |  reasonably expect to have an individual income in excess of US$200,000 in the
                 |  current calendar year; or my spouse and I had joint income in excess of US$300,000
                 |  in each of the two most recent calendar years, and we reasonably expect to have a
                 |  joint income in excess of US$300,000 in the current calendar year. or
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  B.             |  I have an individual net worth, or my spouse and I have a joint net worth, in
                 |  excess of US$1,000,000 (including home and personal property).
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 7.3  IRA's, Trusts, Corporations, Partnerships or Employee Benefit Plan's  -
      please check the appropriate boxes
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Has the subscribing entity been formed for the specific purpose of investing in the     |       |
Stock? If your answer to question A is "No" CHECK whichever of the following statements | YES   | NO
(1-5) is applicable to the subscribing entity                                           |       |
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 1.              |  An employee benefit plan within the meaning of Title I of the Employee Retirement
                 |  Income Security Act of 1974, provided that the investment decision is made by a
                 |  plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is
                 |  a bank, savings and loan association, insurance company or registered investment
                 |  adviser; or
-------------------------------------------------------------------------------------------------------
 2.              |  An employee benefit plan within the meaning of Title I of the Employee Retirement
                 |  Income Security Act of 1974 that has total assets in excess of US$5,000,000; or
-------------------------------------------------------------------------------------------------------
 3.              |  Each of its shareholders, partners, or beneficiaries meets at least one of the
                 |  following conditions described above under INVESTOR STATUS.  Please also CHECK the
                 |  appropriate space in that section; or  (Note:  Income Statement must be completed
                 |  for each shareholder, partner or beneficiary)
-------------------------------------------------------------------------------------------------------
 4.              |  The plan is a self directed employee benefit plan and the investment decision is
                 |  made solely by a person that meets at least one of the conditions described above
                 |  under INVESTOR STATUS; or (Note: Income Statement must be completed for each
                 |  shareholder, partner or beneficiary)
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 5.              |  A corporation, a partnership or similar business trust with total assets in excess
                 |  of US$5,000,000.
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  7.4                                   Signatures
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The Subscription Document contains various statements and representations by subscribers and should be carefully reviewed in its entirety with qualified legal counsel before executing this signature page.
I hereby certify that I have read, reviewed and am familiar with the terms of the Private Offering
Memorandum (PPM) dated August 8, 2004.  I agree to be bound by all of the terms and conditions of this
Subscription Document.
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    Complete for an Individual Purchaser         |Complete for a Trust, IRA, Corporation or Partnership
-------------------------------------------------------------------------------------------------------
  Signature of individual Purchaser, trustee,    | Investment Authorization.  The undersigned
  custodian or authorized person                 | corporation, partnership, benefit plan or IRA has
                                                 | all requisite authority to acquire the Stock hereby
                                                 | subscribed for and to enter into the Subscription
                                                 | Document, and further, the undersigned officer,
                                                 | partner or fiduciary of the subscribing entity has
                                                 | been duly authorized by all requisite action on the
                                                 | part of such entity to execute these documents on
                                                 | its behalf.  Such authorization has not been revoked
                                                 | and is still in full force and effect.
-------------------------------------------------------------------------------------------------------
Print Name of Purchaser, trustee,                | Signature and title of Purchaser, trustee,
custodian or authorized person                   | custodian or authorized person
                                                 |
                                                 |
                                                 |
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Date of Execution                                | City, State or Country
                                                 |
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       SECTION 8.  ACCEPTANCE
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 8.1    Acceptance
-------------------------------------------------------------------------------------------------------
 Notice of Acceptance:  Your Subscription Agreement has been accepted
-------------------------------------------------------------------------------------------------------
 By:                                   | Its:                               | Date:
                                       |                                    |
                                       |                                    |
    For: iMedia International, Inc.    |                                    |
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



                  CERTIFICATE OF NON-U.S. PERSON

     The undersigned, in connection with the possible offer and sale to the undersigned of Units of iMedia International, Inc., a Delaware corporation (the "Company"), hereby certifies to the Company and to the Company's legal counsel as follows:

1. The undersigned's principal business address is__________________________.

2. The undersigned is NOT a "U.S. Person" as defined in Rule 902(k) of Regulation S ("Regulation S") promulgated by the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended (the "Securities Act"). (Note: A copy of Rule 902(k) and rule 902(l) of Regulation S is attached hereto as Annex I.)

3. If the undersigned acquires securities of the Company, the undersigned is not and will not be acquiring those securities of the Company for the account or benefit of any U.S. Person as defined in Rule 902(k) of Regulation S.

4. The undersigned understands that the Company and the Company's legal counsel are relying on all information contained in this Certificate of Non-U.S. Person in determining to offer and sell securities of the Company to the undersigned in a manner exempt from the registration requirements of the Securities Act.

5. The Company hereby advises the undersigned (a) that securities of the Company that may be acquired by the undersigned will be issued by the Company without registration under the Securities Act and applicable state securities laws in reliance on one or more exemptions from the registration requirements of the Securities Act and applicable state securities laws and (b) that those securities of the Company therefore cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from the registration requirements of the Securities Act and applicable state securities laws is available to be relied on with respect to any contemplated resale. The undersigned understands and the undersigned hereby acknowledges to have been advised by the Company of all of the foregoing information set forth in this paragraph.

IN WITNESS WHEREOF, this Certificate of Non-U.S. Person is effective as of _____________, 2004.


_____________________________
Signature



            ANNEX I TO CERTIFICATE OF NON-U.S. PERSON
             Rule 902(c):  Directed Selling Efforts.

(1) "Directed selling efforts" means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditions the market in the United States for any of the securities being offered in reliance on this Regulation S (Rule 901 through Rule 905, and Preliminary Notes). Such activity includes placing an advertisement in a publication "with a general circulation in the United States" that refers to the offering of securities being made in reliance upon this Regulation S.

(2)    Publication "with a general circulation in the United States":

       (i) is defined as any publication that is printed primarily for distribution in the United States, or has had, during the preceding twelve months, an average circulation in the United States of 15,000 or more copies per issue; and

       (ii) will encompass on the U.S. edition of any publication printing a separate U.S. edition if the publication, without considering its U.S. edition, would not constitute a publication with a general circulation in the United States.

(3)    The following are not "directed selling efforts":

       (i) placing an advertisement required to be published under U.S. or foreign law, or under rules or regulations of U.S. or foreign regulatory or self-regulatory authority, provided the advertisement contains no more information than legally required and includes a statement to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903) absent registration or an applicable exemption from the registration requirements;

       (ii) contact with persons excluded from the definition of "U.S. person" pursuant to paragraph (k)(2)(vi) of this Rule 902 or persons holding accounts excluded from the definition of "U.S. person" pursuant to paragraph
(k)(2)(i) of this Rule 902, solely in their capacities as holders of such accounts;

       (iii) a tombstone advertisement in any publication with a general circulation in the United States, provided:

             (A) The publication has less than 20% of its circulation, calculated by aggregating the circulation of its U.S. and comparable non-U.S. editions, in the United States;

             (B) Such advertisement contains a legend to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903) absent registration or an applicable exemption from the registration requirements; and

             (C) Such advertisement contains no more information than:

                 (1)    The issuer's name;

                 (2)    The amount and title of the securities being sold;

                 (3) A brief indication of the issuer's general type of business;

                 (4)    The price of the securities;

                 (5) The yield of the securities, if debt securities with fixed (non- contingent) interest provision;

                 (6) The name and address of the person placing the advertisement, and whether such person is participating in the distribution;

                 (7)    The names of the managing underwriters;

                 (8) The dates, if any, upon which the sales commenced and concluded;

                 (9) Whether the securities are offered or were offered by rights issued to security holders and, if so, the class of securities that are entitled or were entitled to subscribe, the subscription ratio, the record date, the dates (if any) upon which the rights were issued and expired, and the subscription price; and

                 (10) Any legend required by law or any foreign or U.S. regulatory or self-regulatory authority;

       (iv) BONA FIDE visits to real estate, plants or other facilities located in the United States and tours thereof conducted for a prospective investor by an issuer, a distributor, any of their respective affiliates or a person acting on behalf of any of the foregoing;

       (v) Distribution in the United States of a foreign broker-dealer's quotations by a third-party system that distributes such quotations primarily in foreign countries if:

           (A) Securities transactions cannot be executed between foreign broker-dealers and persons in the United States through the system; and

           (B) The issuer, distributors, their respective affiliates, persons acting on behalf of any of the foregoing, foreign broker-dealers and other participants in the system do not initiate contacts with U.S. persons or persons within the United States, beyond those contacts exempted under Exchange Act Rule 15a-6; and

       (vi) Publication by an issuer of a notice in accordance with Rule 135 or Rule 135c.

       (vii) Providing any journalist with access to press conferences held outside of the United States, to meetings with the issuer or selling security holder representatives conducted outside the United States, or to written press-related materials released outside the United States, at or in which a present or proposed offering of securities is discussed, if the requirements of Rule 135e are satisfied.

Rule 902(k):  U.S. Person.

(1)    "U.S. PERSON" MEANS:

       (i)  any natural person resident in the United States;

       (ii) any partnership or corporation organized or incorporated under the laws of the United States;

       (iii) any estate of which any executor or administrator is a U.S.
person;

       (iv) any trust of which any trustee is a U.S. person;

       (v)  any agency or branch of a foreign entity located in the United
States;

       (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit account of a U.S. person;

       (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

       (viii)any partnership or corporation if:

             (A) organized or incorporated under the laws of any foreign jurisdiction; and

             (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the [Securities] Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501 (a) under the [Securities] Act) who are not natural persons, estates or trusts.

(2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

       (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

       (ii) the estate is governed by foreign law.

(4) Notwithstanding paragraph (o)(1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(5) Notwithstanding paragraph (o)(1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6) Notwithstanding paragraph (o)(1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

       (i) the agency or branch operates for valid business reasons; and

       (ii)the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

Rule 902(p): United States.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.